Execution Copy











                         REGISTRATION RIGHTS AGREEMENT
                           Dated as of August 7, 1997
                                     Among
                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                   as Issuer
                                      and
                      WASSERSTEIN PERELLA SECURITIES, INC.

                                      and

                            PAINEWEBBER INCORPORATED
                             as Initial Purchasers


                               TABLE OF CONTENTS

                                                                            Page


1. Definitions................................................1

2. Exchange Offer.............................................7

3. Shelf Registration.........................................13

4. Liquidated Damages.........................................15

5. Registration Procedures....................................18

6. Registration Expenses......................................31

7. Indemnification............................................32

8. Rules 144 and 144A.........................................38

9. Underwritten Registrations.................................39

10. Miscellaneous.............................................39

     (a)  No Inconsistent Agreements..........................39

     (b)  Adjustments Affecting Registrable Notes.............40

     (c)  Amendments and Waivers..............................40

     (d)  Notices.............................................41

     (e)  Successors and Assigns..............................43

     (f)  Counterparts........................................43
     (g)  Headings............................................43
     (h)  Governing Law.......................................43
     (i)  Severability........................................44
     (j)  Third Party Beneficiaries...........................44

     (k)  Entire Agreement....................................44
     (l)  Underwriting Agreement..............................45
     (m)  Termination.........................................45

                         REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (the "Agreement") is dated as of

August 7, 1997 among Keystone Consolidated Industries, a Delaware corporation (the "Company"), Wasserstein Perella Securities, Inc. and PaineWebber

Incorporated (the "Initial Purchasers").


          This Agreement is entered into in connection with the Purchase Agreement, dated August 4, 1997, between the Company and the Initial Purchasers (the "Purchase Agreement") which provides for the sale by the Company to the

Initial Purchasers of $100,000,000 aggregate principal amount of the Company's 9 5/8% Senior Secured Notes Due 2007 (the "Notes"). In order to induce the

Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their respective direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

          The parties hereby agree as follows:

          1.   Definitions


          As used in this Agreement, the following terms shall have the following meanings:

          Advice:  See the last paragraph of Section 5 hereof.


          Agreement:  See the introductory paragraphs hereto.


          Applicable Period:  See Section 2(b) hereof.


          Company:  See the introductory paragraphs hereto.


          Effectiveness Date:  The 120th day after the Issue Date.


          Effectiveness Period:  See Section 3(a) hereof.


          Event Date:  See Section 4(b) hereof.


          Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Exchange Offer:  See Section 2(a) hereof.


          Exchange Offer Registration Statement:  See Section 2(a) hereof.


          Filing Date:  The 45th day after the Issue Date.


          Holder:  Any holder of a Registrable Note or Registrable Notes.


          Indemnified Person:  See Section 7(c) hereof.

          Indemnifying Person:  See Section 7(c) hereof.


          Indenture:  The Indenture, dated as of August 7, 1997 between the

Company and The Bank of New York, as Trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the introductory paragraphs hereto.


          Inspectors:  See Section 5(o) hereof.


          Issue Date:  The date on which the Notes were originally issued under the Indenture.

          Liquidated Damages:  See Section 4(a) hereof.


          NASD:  See Section 5(t) hereof.


          New Notes:  See Section 2(a) hereof.


          Notes:  See the introductory paragraphs hereto.


          Participant:  See Section 7(a) hereof.


          Participating Broker-Dealer:  See Section 2(b) hereof.

          Person:  An individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2(b) hereof.


          Private New Notes:  See Section 2(b) hereof.


          Prospectus:  The prospectus included in any Registration Statement

(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the introductory paragraphs hereto.


          Records:  See Section 5(o) hereof.


          Registrable Notes:  Each Note upon original issuance of the Notes and at all times subsequent thereto, each New Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private New Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, New Note or Private New Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any New Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, New

Note or such Private New Note having been declared effective by the SEC and such Note or such Private New Note, as the case may be, having been disposed of in accordance with such effective Registration Statement, (ii) such Note, New Note or Private New Note, as the case may be, being eligible for sale to the public pursuant to Rule 144, (iii) such Note having been exchanged for an New Note pursuant to an Exchange Offer which may be resold without restriction under state and federal securities laws, or (iv) such Note, New Note or Private New Note, as the case may be, ceasing to be outstanding for purposes of the Indenture.

          Registration Default:  See Section 4(a) hereof.


          Registration Statement:  Any registration statement of the Company,

including, but not limited to, the Exchange Offer Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such

Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.


          Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.


          Shelf Registration Statement:  See Section 3(a) hereof.


          Subsequent Shelf Registration Statement:  See Section 3(b) hereof.


          TIA:  The Trust Indenture Act of 1939, as amended.


          Trustee:  The trustee under the Indenture and, if existent, the trustee under any subsequent indenture governing the New Notes and Private New Notes (if any).

          Underwritten registration or underwritten offering:  A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          2.   Exchange Offer


          (a) The Company shall file with the SEC no later than the Filing Date, a registration statement under the Securities Act with respect to a registered offer to exchange (the "Exchange Offer") any and all of the

Registrable Notes (other than Private New Notes, if any) for a like aggregate principal amount of debt securities of the Company which are substantially similar in all material respects to the Notes (the "New Notes"), except that the

New Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall be registered under the Securities Act on an appropriate form (the "Exchange Offer Registration

Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Company shall use best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date. Upon the Exchange Offer Registration Statement being declared effective, the Company will offer the New Notes in exchange for surrender of the Notes. The Company will keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders. For purposes of this Section 2(a) only, if after such Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the New Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any New Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the New Notes in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of the Securities Act. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Notes that are Private New

Notes and New Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Notes pursuant to Section 3 hereof (other than Private New Notes and other than in respect of any New Notes as to which clause 2(c)(iv) hereof applies). No securities other than the New Notes shall be included in the Exchange Offer Registration Statement.

          (b) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement certain information necessary to allow a broker-dealer who holds Notes that were acquired for its own account as a result of market-making activities or other ordinary course trading activities (other than Notes acquired directly from the Company or one of the Company's affiliates) to exchange such Notes pursuant to the Exchange Offer and to satisfy the prospectus delivery requirements in connection with resales of New Notes received by such broker-dealer in the Exchange Offer, including a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the Division of Corporation Finance of the SEC

(the "Staff") with respect to the potential "underwriter" status of any broker-

dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) of New Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the Staff. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the New Notes. Each broker-dealer that receives New Notes for its own account in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities must acknowledge that it will comply with any prospectus delivery requirements under the Securities Act in connection with any resale of New Notes.

          The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the New Notes; provided, however, that such period shall not exceed 120 days after the Exchange Offer Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").


          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the

Exchange Offer, the Company upon the request of the Initial Purchasers or any such Holder shall simultaneously with the delivery of the New Notes in the Exchange Offer, issue and deliver to the Initial Purchasers and any such Holder, in exchange (the "Private Exchange") for such Notes held by the Initial

Purchasers and any such Holder, a like principal amount of debt securities of the Company that are substantially similar in all material respects to the New Notes except for any such restrictions on transfer that, in the opinion of counsel for the Company, are required under the Securities Act (the "Private New

Notes") (and which are issued pursuant to the same indenture as the New Notes);

provided, however, the Company shall not be required to effect such exchange if,

in the written opinion of counsel for the Company (a copy of which shall be delivered to the Initial Purchasers and any Holder affected thereby), such exchange cannot be effected without registration under the Securities Act. The Private New Notes shall bear the same CUSIP number as the New Notes.

          Interest on the New Notes and the Private New Notes will accrue from
(A) the later of (i) the last interest payment date as of which interest was paid on the Notes surrendered in exchange therefor or (ii) if the Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on the Notes, from the Issue Date.

          In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, the City of New York;

          (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (1) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, New Notes or Private New Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or the Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the Staff, (ii) no action or proceeding is instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Exchange Offer or the Private Exchange and no material adverse development has occurred in any existing action or proceeding with respect to the Company and (iii) all governmental approvals have been obtained, which approvals the Company deems necessary for the consummation of the Exchange Offer or Private Exchange.

          The New Notes and the Private New Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that the New Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the New Notes, the Private New Notes and the Notes shall vote and consent together on all matters as one class and that neither the New Notes, the Private New Notes or the Notes will have the right to vote or consent as a separate class on any matter.

          (c) If (i) the Company determines in reasonably good faith based upon advice of counsel reasonably acceptable to the Initial Purchasers that (x) any changes in law or in the applicable interpretations of the Staff of the SEC do not permit the Company to effect an Exchange Offer prior to the Effectiveness Date, or (y) that the New Notes would not be tradeable upon receipt by the Holders that participate in the Exchange Offer without restriction under applicable state and federal securities laws (other than due solely to the status of a Holder as an affiliate of the Company within the meaning of the Securities Act), (ii) the Exchange Offer is not consummated within 150 days of the Issue Date, (iii) any holder of Private New Notes so requests within 120 days after the consummation of the Private Exchange, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive New Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act) and so notifies the Company within 60 days after such Holder first becomes aware of any such restriction and provides the Company with a reasonable basis for its conclusion, in the case of each of clauses (i), (ii), (iii) and (iv) of this sentence, then the Company shall promptly deliver to the Holders of Registrable

Notes and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 3 hereof.

          3.   Shelf Registration


          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a)  Shelf Registration.  The Company shall file with the SEC a

Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration

Statement").  If the Company shall not have filed an Exchange Offer Registration

Statement, the Company shall use its best efforts to file with the SEC the Shelf Registration Statement as promptly as practicable, but no later than 30 days from the delivery of the Shelf Notice. The Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration Statement or any Subsequent Shelf Registration Statement.

          The Company shall use its best efforts to cause the initial Shelf Registration Statement to be declared effective under the Securities Act by the 60th day after delivery of the Shelf Notice and to keep the Shelf Registration Statement continuously effective under the Securities Act until the date which is 24 months from its effective date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Notes covered by the Shelf Registration

Statement have been sold in the manner set forth and as contemplated in the initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Notes has been declared effective under the Securities Act.

          (b)  Subsequent Shelf Registrations.  If the initial Shelf

Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use all reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a "Subsequent Shelf Registration

Statement").  If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Shelf Registration Statement or any Subsequent Shelf Registration was previously effective. As used herein the term "Shelf Registration Statement" means the Shelf Registration Statement and any

Subsequent Shelf Registration Statement.

          (c)  Supplements and Amendments.  The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

          4.   Liquidated Damages


          (a) The Company and the Initial Purchasers agree that the Holders of Notes will suffer damages if the Company fails to fulfill its obligations under
Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, liquidated damages to each Holder of Notes, with respect to the first 90-day period immediately following the occurrence of a Registration Default (as defined below) in an amount equal to $.05 per week per $1,000 principal amount of Notes held by such Holder ("Liquidated Damages"). For any portion of a week that the Registration Default continues, such Liquidated Damages shall be calculated on a pro-rata basis. The amount of Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.25 per week per $1,000 principal amount of Notes. Each event referred to in clauses (i) through (iii) below will constitute a "Registration Default" and each such event shall be given independent effect:

               (i) if the Exchange Offer Registration Statement has not been filed on or prior to the 45th calendar day following the Issue Date, then commencing on the 46th day after the Issue Date, the Company shall pay Liquidated Damages over and above the accrued interest on the Notes;

               (ii) if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 120th calendar day following the Issue Date, then commencing on the 121st day after the Issue Date, the Company shall pay Liquidated Damages on the Notes included or which should have been included in such Exchange Offer Registration Statement over and above the accrued interest on the Notes; and

               (iii) if (A) the Exchange Offer is not consummated on or prior to the 150th calendar day following the Issue Date and a Shelf Notice has not been delivered with respect to all Notes eligible for exchange in the Exchange Offer on or prior to such 150th calendar day,
          (B) if a Shelf Notice is delivered and the Shelf Registration Statement is not filed within 30 days or the Shelf Registration Statement is not declared effective on or prior to the 60th calendar day following the delivery of the Shelf Notice or (C) if applicable, the Shelf Registration Statement has been declared effective and ceases to be effective (except as specifically permitted therein) without being succeeded within 45 days by an additional registration statement filed and declared effective, then commencing on the day immediately following the date of such Registration Default, the Company shall pay Liquidated Damages over and above the accrued interest on the Notes;

provided, however, that (1) upon the filing of the Exchange Offer Registration

Statement (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement (in the case of clause (ii) of this Section 4(a)), or (3) upon the consummation of the Exchange Offer (in the case of clause (iii)(A) of this Section 4(a)), or upon the filing of or the effectiveness of the Shelf Registration Statement (in the case of clause (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective (in the case of clause (iii)(C) of this Section 4(a)), Liquidated Damages on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue; and provided further, that no Liquidated Damages shall be paid with respect to any Note (i) subsequent to the time of the consummation of the Exchange Offer with respect to such Note, or (ii) at any time that a Shelf Registration Statement is available with respect to such Note. Notwithstanding the foregoing, the Company shall not be required to pay Liquidated Damages with respect to the Notes of a Holder if the applicable Registration Default arises from the Company's failure to file, or cause to become effective, a Shelf Registration Statement within the time periods specified in this Section 4 by reason of the failure of such Holder to provide such information as (i) the Company may reasonable request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent the Company reasonably determines that such information is required to be included therein by applicable law, (ii) the NASD or the SEC may request in connection with such Shelf Registration Statement or (iii) is required to comply with the agreements of such Holder as contained in the penultimate paragraph of
Section 5 to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

          (b) The Company shall notify the Trustee within one business day after each Registration Default (an "Event Date"). Any amounts of Liquidated

Damages due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each August 1 and February 1 (to the holders of record on the August 1 and February 1 immediately preceding such dates), commencing with the first such date occurring after any such Liquidated Damages commences to accrue. Any such Liquidated Damages will be paid by the Company to the Holder of Global Notes (as defined in the Indenture) by wire transfer of same day funds and to Holders of Certificated Notes (as defined in the Indenture) by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease.


          5.   Registration Procedures


          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

          (a) Prepare and file with the SEC on or prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Par-ticipating Broker-Dealer who seeks to sell New Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, one counsel selected by the Holders of a majority in aggregate principal amount of the Registrable Notes (the "Holders' Counsel"), counsel for such Participating Broker-Dealer and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing, or such later date as is reasonable under the circumstances). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement and the Holders' Counsel, or any such Participating Broker-Dealer and its counsel, as the case may be, or the managing underwriters, if any, shall reasonably object. A Holder or its counsel or any such Participating Broker-Dealer and its counsel shall be deemed to have reasonably objected to such filing if such amendment or supplement, as proposed to be filed, contains a material misstatement or omission.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell New Notes not being able to sell such Registrable Notes or such New Notes during that period unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets.

          (c)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Notes during the Applicable Period, notify the selling Holders of Registrable Notes and Holders' Counsel, or each such Participating Broker-Dealer and their counsel, as the case may be, and the managing underwriters, if any, promptly (but in any event within two business days), (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose,
(iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of New Notes by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(n) hereof, to the knowledge of the Company, cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the New Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Notes during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the New Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer shall (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), their counsel, such Holders, Holders' Counsel, any Participating Broker-Dealer or their counsel reasonably determine is necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes, Holders' Counsel and to each such Participating Broker-Dealer who so requests and its counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes and Holders' Counsel, or each such Participating Broker-Dealer and its counsel, as the case may be, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the New Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell New Notes during the Applicable Period, use its best efforts to cooperate with the selling Holders of Registrable Notes and Holders' Counsel or each such Participating Broker-Dealer and its counsel, as the case may be, the managing underwriter or underwriters, if any, and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where New Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the New Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be required (A) to qualify generally to do business in any jurisdiction where it is not then so qualified, (B) to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) to subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration statement is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

          (j) Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such registration statement and the granting of such approvals; provided, however, that the Company shall not be required (A) to qualify generally to do business in any jurisdiction where it is not then so qualified, (B) to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) to subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (k)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the New Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its best efforts to cause the Registrable Notes covered by a Registration Statement or the New Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the New Notes, as the case may be, or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

          (n) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing at the closing under such underwriting agreement; (ii) use best efforts to obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters;
(iii) use best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer

Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that all information shall be kept confidential by each such Inspector, except to the extent that (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder; provided, however, that prior notice be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clause (ii) or this clause (iii) to permit the Company to obtain a protective order (or waive the provisions of this paragraph (o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holders or any Inspector, or (iv) the information in such Records has been made generally available to the public by the Company. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential, shall be used only for due diligence purposes pursuant to this
Section 5(p) and shall not be used by it as the basis for any market transactions in the securities of the Issuer unless and until such information is generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

          (p) Provide an indenture trustee for the Registrable Notes or the New Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder

(or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the New Notes or Private New Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to customary exceptions and qualifications.

          (s) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Notes or the Private New Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the New Notes or the Private New Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (t) Cooperate with each seller of Registrable Notes covered by any Registration Statement, Holders' Counsel and each underwriter, if any, participating in the disposition of such Registrable Notes and its counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") .


          (u) Use its best efforts to take all other steps necessary or advisable to effect the registration of the New Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any registration pursuant to a Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or New Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or New Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable

Prospectus may be resumed, and has received copies of any amendments or supplements thereto and, if so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company all copies, other than permanent file copies, then in such Holder's or Participating Broker-Dealer's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or New Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

          6.   Registration Expenses


          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or New Notes and determination of the eligibility of the Registrable Notes or New Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the New Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or New Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or New Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or New Notes to be sold by any Participating Broker-Dealer during the Applicable

Period, as the case may be, (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of Holders' Counsel (subject to the provisions of Section 6(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees,
(vii) Securities Act liability insurance, if the Company desires such insurance,
(viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) The Company shall reimburse the Holders of the Registrable Notes being registered in a Shelf Registration Statement for the reasonable fees and disbursements of Holders' Counsel (in addition to appropriate local counsel) and other out-of-pocket expenses of such Holders of Registrable Notes incurred in connection with the registration and sale of the Registrable Notes.

          7.   Indemnification


          (a) In the event of a Shelf Registration Statement or in connection with any delivery by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, the Company agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling New Notes during the Applicable Period, each Person, if any, who controls any such Person within the meaning of either Section 15 of the

Securities Act or Section 20 of the Exchange Act, together with each of their respective directors, partners, officers, employees, representatives and agents (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, and subject to Section 7(c) below, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that the Company shall not be required to indemnify any such Person if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Notes or New Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or New Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with each of their respective directors, partners, officers, employees, representatives and agents, to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or New Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying

Person") in writing, and the Indemnifying Person, upon request of the

Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the

Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Company and the Company was not otherwise aware of such action or claim).
In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person or any affiliate and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any appropriate local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly after receipt of the invoice therefor as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and New Notes sold by all such Participants and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an

Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the second sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying

Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement or compromise (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to (other than by reason of exceptions provided therein), or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the

Indemnified Person or Persons on the other from the offering of the Notes or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Notes received by the Company bears to the total proceeds received by such Participant from the sale of Registrable Notes or New Notes, as the case may be. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation

(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a

Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or New Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the indemnified Persons referred to above.

          8.   Rules 144 and 144A


     The Company covenants to file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act. If, during any period in which Registrable Notes with an aggregate principal amount equal to or greater than ten percent of the aggregate principal amount of Registrable Notes originally issued under the Indenture are outstanding, the Company is not obligated to file annual reports, documents or other reports with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the Company will furnish to the Trustee the same such annual reports documents or other reports as if the Company were so subject. The Company further covenants, for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A, unless the Company is then subject to

Section 13 or 15(d) of the Exchange Act and reports filed thereunder satisfy the information requirements of Rule 144A(d)(4) as then in effect.

          9.   Underwritten Registrations


          If any of the Registrable Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Company.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10.  Miscellaneous


          (a)  No Inconsistent Agreements{tc "(a)  No Inconsistent Agreements"

\f C \l 2}.  The Company has not, as of the date hereof, and the Company shall not after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. The Company has not entered and will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

          (b)  Adjustments Affecting Registrable Notes{tc "(b)  Adjustments

Affecting Registrable Notes" \f C \l 2}.  The Company shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c)  Amendments and Waivers{tc "(c)  Amendments and Waivers" \f C \l

2}.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the New Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or New Notes, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement.

          (d)  Notices{tc "(d)  Notices" \f C \l 2}.  Any notice, consent,

request, instruction, approval and other communication provided for herein shall be in writing, shall be delivered or sent by mail or facsimile transmission and shall be deemed validly given, made or served (i) on the date on which it is delivered personally with receipt acknowledged, (ii) five business days after it is sent by registered or certified mail (receipt requested and postage prepaid),
(iii) one business day after it is sent by overnight courier (charges prepaid) or (iv) on the same business day when sent before 5:00 p.m., recipient's time (and on the next business day when set after 5:00 p.m., recipient's time) by telecopier, transmission confirmed and charges prepaid. Such notices shall be in writing and:

          (1) if to a Holder of the Registrable Notes or any Participating Broker-Dealer, such notice shall be addressed to the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                         Wasserstein Perella Securities, Inc.
                         31 West 52nd Street
                         New York, New York  10019
                         Attention:  General Counsel

                         PaineWebber Incorporated
                         1285 Avenue of the Americas
                         New York, New York  10019
                         Attention:  General Counsel


                         with a copy to:

                         Willkie Farr & Gallagher
                         One Citicorp Center
                         153 East 53rd Street
                         New York, New York 10022
                         Facsimile No: (212) 821-8111
                         Attention: William J. Grant, Jr., Esq.

          (2) if to the Initial Purchasers, such notice shall be addressed as specified in Section 10(d)(1);

          (3)  if to the Company, such notice shall be addressed as follows:

                         Keystone Consolidated Industries, Inc.
                         Three Lincoln Centre
                         5430 LBJ Freeway, Suite 1740
                         Dallas, Texas 75240
                         Facsimile No: (972) 458-8108
                         Attention:   Ralph P. End, Esq.
                                      General Counsel

                         with a copy to:

                         Rogers & Hardin
                         2700 International Tower
                         229 Peachtree Street, N.E.
                         Atlanta, Georgia 30303
                         Facsimile No: (404) 525-2224
                         Attention:  Alan C. Leet, Esq.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          (e)  Successors and Assigns{tc "(e)  Successors and Assigns" \f C \l

2}.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless such successor or assign holds Registrable Notes.

          (f)  Counterparts{tc "(f)  Counterparts" \f C \l 2}.  This Agreement

may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings{tc "(g)  Headings" \f C \l 2}.  The headings in this

Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  Governing Law{tc "(h)  Governing Law" \f C \l 2}.  THIS AGREEMENT

SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (i)  Severability{tc "(i)  Severability" \f C \l 2}.  If any term,

provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j)  Third Party Beneficiaries{tc "(j)  Third Party Beneficiaries" \f

C \l 2}.  Holders of Registrable Notes and Participating Broker-Dealers are

intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (k)  Entire Agreement{tc "(k)  Entire Agreement" \f C \l 2}.  This

Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          (l)  Underwriting Agreement{tc "(l)  Underwriting Agreement" \f C \l

2}.  Notwithstanding the provisions of Sections 3(d), 5, 6 and 7, in the event of a Shelf Registration pursuant to Section 3 hereof, to the extent that the Holders of Registrable Notes shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections with substantially similar effect, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to the registration of securities being effected in connection with such underwriting or similar agreement.

          (m)  Termination{tc "(m)  Termination" \f C \l 2}.  This Agreement

shall terminate and be of no further force or effect when there shall not be any Registrable Notes, except that the provisions of Section 4, 6, 7 and Sections 10(h) and (j) shall survive any such termination.


          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                    KEYSTONE CONSOLIDATED INDUSTRIES, INC.


                    By:/s/ RALPH P. END

                       Name: Ralph P. End
                       Title: Vice President and General Counsel


                    WASSERSTEIN PERELLA SECURITIES, INC.


                    By:/S/ JAMES C. KINGSBERY

                       Name: James C. Kingsbery
                       Title: Treasurer

                    PAINEWEBBER INCORPORATED


                    By: /S/ JAMES C. MURPHY

                       Name: James C. Murphy
                       Title: Vice President